Exhibit 99.1

For Immediate Release

Blue Coat Agrees to be Acquired by Private Equity Firm Thoma

Bravo

Shareholders to receive $25.81 per share in cash; transaction valued at approximately $1.3 billion

SUNNYVALE, Calif. – December 9, 2011 – Blue Coat Systems, Inc. (Nasdaq: BCSI), a leading provider of Web security and WAN optimization solutions, today announced that it has entered into a definitive agreement to be acquired by an investor group led by San Francisco-based private equity investment firm Thoma Bravo, LLC, in a transaction valued at approximately $1.3 billion. The Blue Coat Board of Directors has approved the agreement and resolved to recommend that the shareholders of Blue Coat adopt this agreement. Blue Coat will continue to operate with its focus on Web security and WAN optimization.

The investor group is led by Thoma Bravo and includes the Ontario Teachers’ Pension Plan (Teachers’) through its private investor department, Teachers’ Private Capital.

Under the terms of the agreement, Blue Coat shareholders will receive $25.81 in cash for each share of Blue Coat common stock they hold, representing a premium of approximately 48% over Blue Coat’s closing price on December 8, 2011 and a premium of approximately 62% over the 60-day trailing average for the period ended December 8, 2011.

“Over the last six months, our Board of Directors engaged in a comprehensive review of all strategic options available to Blue Coat,” said David W. Hanna, Chairman of the Board, Blue Coat Systems, Inc. “After an extensive evaluation of strategic alternatives with our independent advisors, the Board has determined that the definitive agreement with Thoma Bravo provides an attractive all-cash valuation to our shareholders. We look forward to completing the transaction under the terms of the agreement as expeditiously as possible.”

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“Blue Coat has strong, differentiated products for protecting enterprises from the ever increasing levels of Web-based security threats and for accelerating and optimizing applications and rich media content, such as video, over their networks,” said Gregory S. Clark, president and chief executive officer, Blue Coat Systems, Inc. “Our partnership with Thoma Bravo will assist Blue Coat in more aggressively realizing the opportunities in its two markets, by providing a platform that enables greater focus on the business that supports the future growth of the company.”

“Blue Coat is an award-winning, global leader in next generation Web security and WAN optimization, and we welcome the opportunity to work with its existing management team,” said Orlando Bravo, managing partner at Thoma Bravo. “As a private company, Blue Coat will be better positioned to innovate at an accelerated rate and achieve a higher level of growth.”

“Blue Coat marks the continuation of Thoma Bravo’s investment efforts in the security technology industry, and is the firm’s fifth security technology platform investment,” said Seth Boro, partner at Thoma Bravo. “We are excited to partner with Blue Coat on strengthening its industry leadership position through product innovation, enhancing its world-class customer support and identifying organic and strategic growth opportunities.”

The transaction is subject to customary closing conditions, including requisite regulatory approvals and approval of Blue Coat shareholders. Blue Coat expects the transaction to close in the first calendar quarter of 2012.

For further information regarding all terms and conditions contained in the definitive merger agreement, please see Blue Coat’s Current Report on Form 8-K, which will be filed in connection with this transaction.

Goldman, Sachs & Co. is serving as financial advisor to Blue Coat.

Thoma Bravo, LLC has received financing commitments from Jefferies Finance LLC.

About Blue Coat Systems

Blue Coat Systems is a leading provider of Web security and WAN optimization solutions. Blue Coat offers solutions that provide the visibility, acceleration and security required to optimize and secure the flow of information to any user, on any network, anywhere. This application intelligence enables enterprises to tightly align network investments with business requirements, speed decision making and secure business applications for long-term competitive advantage. Blue Coat also offers service provider solutions for managed security and WAN optimization, as well as carrier-grade caching solutions to save on bandwidth and enhance the end-user Web experience. For additional information, please visit www.bluecoat.com.

About Thoma Bravo LLC.

Thoma Bravo is a leading private equity investment firm that has been providing equity and strategic support to experienced management teams building growing companies for 30 years. The firm originated the concept of industry consolidation investing, which seeks to create value through the strategic use of acquisitions to accelerate business growth. Thoma Bravo applies its investment strategy across multiple industries, with a particular focus on the software and service sectors, and works in partnership with management to implement its operating and consolidation expertise to build long-term value. In software, Thoma Bravo has completed more than 46 add-on acquisitions across 18 platform companies with total annual earnings of approximately $1 billion. For more information, visit www.thomabravo.com.

Information regarding the solicitation of proxies

In connection with the proposed transaction, Blue Coat will file a proxy statement and relevant documents concerning the proposed transaction with the SEC relating to the solicitation of proxies to vote at a special meeting of stockholders to be called to approve the proposed transaction. The definitive proxy statement will be mailed to the stockholders of the company in advance of the special meeting. Shareholders of Blue Coat are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about Blue Coat and the proposed transaction. Shareholders may obtain a free copy of the proxy statement and any other relevant documents filed by Blue Coat with the SEC (when available) at the SEC’s Web site at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by Blue Coat by contacting Blue Coat Investor Relations by e-mail at jane.underwood@bluecoat.com or by phone at 408-541-3015. Blue Coat and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from Blue Coat shareholders in respect of the proposed transaction. Information about the directors and executive officers of Blue Coat and their respective interests in Blue Coat by security holdings or otherwise is set forth in its proxy statements and Annual Reports on Form 10-K, previously filed with the SEC. Investors may obtain additional information regarding the interest of the participants by reading the proxy statement regarding the acquisition when it becomes available. Each of these documents is, or will be, available for free at the SEC’s Web site at www.sec.gov and at the Blue Coat Investor Relations Web site at: www.bluecoat.com/company/corporate-investor.

Cautionary statement regarding forward-looking statements

This press release contains forward-looking statements within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transaction, future performance, and the completion of the transaction. These statements are based on the current expectations of management of Blue Coat, involve certain risks, uncertainties, and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, among other things, conditions to the closing of the transaction may not be satisfied and the transaction may involve unexpected costs, liabilities, or delays, any of which could cause the transaction to not be consummated. Additional factors that may affect the future results of Blue Coat are set forth in its filings with the Securities and Exchange Commission, which are available at www.sec.gov. All forward-looking statements in this release are qualified by these cautionary statements and are made only as of the date of this release. Blue Coat is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

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Blue Coat and the Blue Coat logo are registered trademarks or trademarks of Blue Coat Systems, Inc. and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.

Media Contacts:

Steve Schick (Blue Coat Systems)

408-220-2076

steve.schick@bluecoat.com

Danielle Ostrovsky

Merritt Group (for Blue Coat Systems)

ostrovsky@merrittgrp.com

703-390-1537

For Thoma Bravo LLC:

Amber Roberts

Lane PR (for Thoma Bravo)

(212) 302-5964

amber@lanepr.com

Investor Contact:

Jane Underwood

Blue Coat Systems

jane.underwood@bluecoat.com

408-541-3015